PARKSTERLING

# Park Sterling Corporation

## 2012Q3 Earnings Conference Call
## November 2, 2012

# Forward Looking Statements and Non-GAAP Measures

**Forward Looking Statements**

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions, including financial and other estimates and expectations regarding the merger with Citizens South Banking Corporation; the general business strategy of engaging in bank mergers, organic growth, branch openings and closings, expansion or addition of product capabilities, expected footprint of the banking franchise and anticipated asset size; anticipated loan growth; changes in loan mix and deposit mix; capital and liquidity levels; net interest income; credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels; the amount, timing and prices of share repurchases; and other similar matters. These forward-looking statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the Community Capital or Citizens South mergers within the expected time frames; increases in expected costs or decreases in estimated savings or difficulties related to integration of the mergers; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

**NON-GAAP FINANCIAL MEASURES**

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

# Third Quarter Highlights

PARKSTERLING

***Continued Solid Financial Performance***[1]

- Net income, excluding merger-related expenses and gain on sale of securities,* increased $394,000 (66%) to $987,000, or $0.03 per share
  - Driven by lower provision for loan losses and higher noninterest income
- Non-acquired loan portfolio increased $16.8 million (4%) to $419.2 million
  - Continued growth in metropolitan markets despite competitive pressures
- Nonperforming loans decreased $3.0 million (15%) to 2.45% of total loans, and net charge-offs decreased $793,000 (77%) to 0.13% of annualized average loans
  - Asset quality continued to improve and remained in top quartile of peer group
- Ratio of tangible common equity to tangible assets* increased 29 basis points to 17.31%
  - Capitalization remained in top quartile of peer group

***Advanced Strategic Position***

- Completed merger with Citizens South Banking Corporation (October 1, 2012) and merger of Citizens South Bank into Park Sterling Bank (October 10, 2012)
  - Now largest community bank by deposits in Charlotte-Gastonia-Rock Hill MSA
- Announced new 2.2 million share (5%) repurchase authorization
  - Positions Park Sterling to take advantage of share-enhancing repurchase opportunities
- Continue to cultivate strategic partnerships in building a regional community bank

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
*(1) Comparisons to June 30, 2012 and the three months then ended.*

*Peer group includes publicly-held depository institutions identified in Appendix.*

# Merger Consummation

## *Attractive Combined Footprint*


Morristown
Oak Ridge
Knoxville
Maryville
Asheville
Athens
Cullowhee
Murphy
Dalton
Gainesville
Sandy Springs
Atlanta
Athens
Griffin
Macon
Thomaston
Warner Robins
Sandersville
Eatonton
Martinez
Augusta
Johnston
Greenville
Spartanburg
Greenwood
Lenoir
Hickory
Kannapolis
Gastonia
Charlotte
Winston-Salem
Greensboro
Salisbury
Sanford
Durham
Cary
Raleigh
Rocky Mount
Goldsboro
Fayetteville
Aberdeen
Laurinburg
Lumberton
Whiteville
Wilmington
Kershaw
Bennettsville
Florence
Columbia
Lake City
Myrtle Beach
Orangeburg
Georgetown
North Charleston
Charleston
Fairfax

## *Charlotte-Gastonia-Rock Hill MSA Deposit Share*

| Rank | Institution | # of Branches | Total Deposits | Market Share |
|---|---|---|---|---|
| 1 | Bank of America | 57 | $ 161,069 | 80.11% |
| 2 | Wells Fargo | 83 | $ 25,781 | 12.82% |
| 3 | BB&T | 60 | $ 4,386 | 2.18% |
| 4 | Fifth Third | 34 | $ 1,525 | 0.76% |
| 5 | SunTrust | 36 | $ 1,245 | 0.62% |
| 6 | First Citizens | 30 | $ 1,181 | 0.59% |
| 7 | Park Sterling (pro forma) | 14 | $ 758 | 0.38% |
| 8 | BNC Bancorp (pro forma) | 8 | $ 529 | 0.26% |
| 9 | SCBT Financial | 8 | $ 482 | 0.24% |
| 10 | PNC Financial | 17 | $ 471 | 0.23% |

- Creates premier community banking franchise in the Charlotte-Gastonia-Rock Hill MSA
  - Largest branch network and deposit base
  - Exceptional banking team
  - Broad product capabilities
- Results in attractive, cohesive banking footprint
  - 45 offices in the Carolinas and North Georgia
  - Concentrated in the Charlotte region of NC and Upstate region of SC
  - Presence in key growth markets
- Integration efforts on plan and on schedule
  - Merged banks into single charter
  - Engaged in unified business planning and budgeting process
  - Preparing for 2013 core conversion
  - Estimated on target to achieve expense savings goals

*(Unaudited; $ in millions)*
*Source: SNL Financial and company information. Pro forma totals as reported by SNL for announced mergers. Deposit market share data as of June 30, 2012.*

*Citizens South:*

# Introductory Advertising Program



What do you get when two strong banks merge?
A choice you've never had before.
Citizens South Bank has joined Park Sterling Bank. Two strong banks, even stronger together.
At Park Sterling Bank, we are always looking for ways to better serve our customers. And the best way to give our communities the resources of a larger bank without sacrificing the personal and friendly service they've come to rely on was to grow. But to ensure that our customers got the best of both worlds, we had to grow in a smart way. So we looked to choose a bank that was as strong and financially healthy as we were. Citizens South Bank was the perfect fit. With our combined strength we can now offer our customers a broader array of products and services, including our enhanced wealth management* and trust* services, asset-based lending and our "Best in Class" treasury services.
In fact, with our combined strength we are now the largest community bank in the Charlotte region, and our branches stretch across the Carolinas to north Georgia. Which means now you can have it all — the products and resources of a larger bank with the same friendly faces and personal service you've come to expect from your community bank. So visit Park Sterling Bank today and we'll prove to you that choosing us as your community banker is the best choice you could ever make.
CITIZENS SOUTH BANK
PARKSTERLING BANK
PARKSTERLING BANK
ParkSterlingBank.com
Member FDIC
Scan here for a video message from our CEO
* Not FDIC Insured | Not Bank Guaranteed | May Lose Value Investment products and services are not FDIC insured, are not deposits of or other obligations of Park Sterling Bank, are not guaranteed by Park Sterling Bank and involve investment risk, including possible loss of principal amount invested.

- Introduced marketing program following merger of banks
  - Rebranding all operations under "Park Sterling"
  - Introducing Park Sterling as the premier community bank headquartered in the Charlotte region
  - Focusing message on strengths of the combined banks
  - Emphasizing diverse product offerings

*Citizens South:*

# Preliminary Estimated Purchase Price

PARKSTERLING

## *Preliminary Estimated Purchase Price*

| | | As Estimated in Form S-4 March 31, 2012 | | September 30, 2012 |
|---|---|---|---|---|
| Citizens South outstanding shares | | 11,506,324 | | 11,506,324 |
| # Shares exchanged for cash (30%) | | 3,451,897 | | |
| Cash consideration ($7.00) | | $ 24,163 | | |
| Plus: Fractional share cash | | - | | |
| Sub-total cash consideration | | $ 24,163 | | $ 24,186 |
| # Shares exchanged for stock (70%) | | 8,054,427 | | |
| # Shares issued (1.4799 exchange ratio) | | 11,919,746 | | 11,857,226 |
| Closing price Park Sterling stock | $ 4.50 | | $ 4.94 | |
| Sub-total stock consideration | | $ 53,639 | | $ 58,576 |
| Total consideration | | $ 77,802 | | $ 82,762 |
| Citizens South shareholders' equity | | $ 90,010 | | $ 79,857 |
| Less: preferred stock to be reissued | | (20,500) | | (20,500) |
| Less: Citizens South intangibles | | (1,251) | | (1,032) |
| Estimated fair value adjustments: | | | | |
| Investments held to maturity | | 1,762 | | 2,715 |
| Loans | | (30,865) | | (24,520) |
| Allowance for loan losses | | 11,583 | | 11,878 |
| Premises and equipment, net | | 3,556 | | 5,745 |
| FDIC Receivable | | 5,376 | | 5,376 |
| Intangible assets | | 4,759 | | 4,759 |
| Deferred taxes | | 1,148 | | (4,429) |
| Deposits | | (1,424) | | (1,419) |
| Long-term borrowings | | (4,824) | | - |
| Subordinated debt | | 9,278 | | 9,278 |
| Accrued expenses and other liabilities | | (1,010) | | (970) |
| Estimated total identifiable net assets | | 67,598 | | 66,738 |
| Estimated goodwill resulting from acquisition | | $ 10,204 | | $ 16,023 |

Note: Estimated goodwill rounded up to $16,030 for purposes of balance sheet analysis on subsequent slides.

- Based on preliminary estimated acquisition accounting entries
  - Purchase price of $82.8 million
    - $5.0 million (6%) higher than original estimate due to higher Park Sterling value per share
    - Issued 11,857,226 shares of Park Sterling common stock
    - Paid $24.2 million in cash
  - Goodwill of $16.0 million
    - Driven by higher purchase price
- Final purchase price to be determined as acquisition accounting fair market value adjustments are completed

*(Unaudited; $ in thousands, except per share amounts)*
*Estimated purchase price based on September 30, 2012 unaudited results adjusted for estimated preliminary acquisition accounting entries.*

# Estimated Pro Forma Combined Balance Sheet

PARKSTERLING

## *Estimated Pro Forma Combined Balance Sheet*

| | Park Sterling Corporation | Citizens South Banking Corporation | Pro Forma Before Adjustments | Pro Forma Adjustments | Pro Forma After Adjustments |
|---|---|---|---|---|---|
| Cash and equivalents | $ 106,536 | $ 48,661 | $ 155,197 | $ (24,186) | $ 131,011 |
| Investments | 186,602 | 88,068 | 274,670 | 2,715 | 277,385 |
| Loans held for sale | 6,095 | 1,695 | 7,790 | - | 7,790 |
| Total loans | 708,283 | 705,894 | 1,414,177 | (22,442) | 1,391,735 |
| Allowance for loan losses | (9,207) | (11,878) | (21,085) | 11,878 | (9,207) |
| Premises and equipment, net | 26,729 | 25,443 | 52,172 | 5,745 | 57,917 |
| Bank-owned life insurance | 26,945 | 18,879 | 45,824 | - | 45,824 |
| OREO | 13,028 | 18,957 | 31,985 | (2,079) | 29,906 |
| FDIC loss share receivable | - | 20,652 | 20,652 | 5,376 | 26,028 |
| Goodwill and intangibles | 4,337 | 1,032 | 5,369 | 19,757 | 25,126 |
| Other assets | 40,840 | 23,099 | 63,939 | (4,429) | 59,510 |
| Total assets | $1,110,188 | $ 940,502 | $2,050,690 | $ (7,665) | $2,043,025 |
| Noninterest bearing deposits | $ 165,899 | $ 97,663 | $ 263,562 | $ - | $ 263,562 |
| Interest bearing deposits | 665,776 | 728,471 | 1,394,247 | 1,419 | 1,395,666 |
| Total borrowings | 68,727 | 23,142 | 91,869 | (9,278) | 82,591 |
| Other liabilities | 13,982 | 11,369 | 25,351 | 969 | 26,320 |
| Total liabilities | 914,384 | 860,645 | 1,775,029 | (6,890) | 1,768,139 |
| Preferred equity | - | 20,500 | 20,500 | - | 20,500 |
| Common equity | 195,804 | 59,357 | 255,161 | (775) | 254,386 |
| Total liabilities and shareholder's equity | $1,110,188 | $ 940,502 | $2,050,690 | $ (7,665) | $2,043,025 |
| Tangible book value per share* | $ 5.96 | | | | $ 5.21 |
| *Period end dilutive shares* | *32,138,554* | | | *11,857,226* | *43,995,780* |
| **Memo Items** | | | | | |
| Non-acquired loans | $ 419,193 | $ 572,142 | $ 991,335 | $ (572,142) | $ 419,193 |
| Acquired loans | 289,090 | 133,752 | 422,842 | 549,700 | 972,542 |
| Total loans | $ 708,283 | $ 705,894 | $1,414,177 | $ (22,442) | $1,391,735 |
| % acquired loans | 40.8% | | | | 69.9% |
| Tangible common equity to tangible assets* | 17.31% | | | | 11.36% |
| Tier 1 leverage ratio | 15.39% | | | | 11.33% |

- Based on estimated acquisition accounting entries, the pro forma combined balance sheet as of September 30, 2012 includes:
  - Total assets of $2.0 billion
    - Anticipated deleveraging actions taken prior to consummation
  - Total loans of $1.4 billion
    - Approximately 70% "marked" through acquisition accounting fair market value adjustments
  - Total deposits of $1.7 billion
    - Approximately 16% noninterest bearing
- Maintain strong capitalization, with total common equity of $254.4 million and total preferred equity of $20.5 million
  - Tangible common equity to tangible assets* of 11.36%
  - Tier 1 leverage ratio of 11.33%
  - Tangible book value per share* of $5.21

*(Unaudited; $ in thousands, except per share amounts)* ** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
*Estimated pro forma combined financial information based on September 30, 2012 unaudited results adjusted for estimated preliminary acquisition accounting entries.*

# Estimated Merger-Related Expenses and Cost Savings

PARKSTERLING

## *Estimated Merger-Related Expenses*

| | Original Estimate | Actual 2012Q2 | Actual 2012Q3 | Remaining Estimate |
|---|---|---|---|---|
| Merger-related expenses | $ 8,372 | $ 739 | $ 6,584 | $ 1,049 |
| % of total | 100% | 9% | 79% | 13% |

- Most of the estimated $8.4 million in merger-related expenses already incurred through 2012Q3
  - Generally expect to incur remainder through 2013Q2

## *Estimated Cost Savings*

**As Announced (May 2012)**

| | Quarterly Pre-tax | Annualized Pre-tax | After-tax | Per Share |
|---|---|---|---|---|
| Citizens South expense base (2012Q1) | $ 8,911 | | | |
| Expense savings range - low (20%) | 1,782 | $ 7,129 | $ 4,634 | $ 0.11 |
| Expense savings range - high (25%) | 2,228 | 8,911 | 5,792 | $ 0.13 |
| *Dilutive share count* | | | | *43,997,333* |

**As Updated (June 2012)**

| | Quarterly Pre-tax | Annualized Pre-tax | After-tax | Per Share |
|---|---|---|---|---|
| Target expense savings | $ 2,538 | $ 10,153 | $ 6,599 | $ 0.15 |
| *Dilutive share count* | | | | *43,995,780* |

- Current estimated cost savings of $0.15 per share, or approximately $10.2 million pre-tax
  - Increased from original target of 20-25% of Citizens South noninterest expense base (from $7.1 million to $8.9 million)
  - Approximately 70% of savings expected to be realized in first full year
  - Approximately 60% of savings related to personnel expenses
    - Substantially all targeted headcount reductions either already occurred or notified

*(Unaudited; $ in thousands, except per share amounts)*

*Financial Review:*

# Earnings Profile

PARKSTERLING

## Three Month Results

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| **Net Income (Loss)** | | | | | |
| Total interest income | $ 5,211 | $ 9,340 | $ 13,397 | $ 11,641 | $ 11,431 |
| Total interest expense | 1,357 | 1,527 | 1,678 | 1,542 | 1,460 |
| Net interest income | 3,854 | 7,813 | 11,719 | 10,099 | 9,971 |
| Provision for loan losses | 568 | 1,110 | 123 | 899 | 7 |
| Net interest income after provision | 3,286 | 6,703 | 11,596 | 9,200 | 9,964 |
| Noninterest income | 111 | 1,420 | 1,955 | 2,592 | 3,318 |
| Noninterest expense | 5,216 | 10,036 | 11,003 | 10,863 | 12,203 |
| Pretax income (loss) | (1,819) | (1,913) | 2,548 | 929 | 1,079 |
| Tax expense (benefit) | (443) | (931) | 825 | 251 | 459 |
| Net income (loss) | $ (1,376) | $ (982) | $ 1,723 | $ 678 | $ 620 |
| Net income (loss) per share | $ (0.05) | $ (0.03) | $ 0.05 | $ 0.02 | $ 0.02 |
| *Weighted average dilutive shares* | *28,051,098* | *30,719,363* | *32,075,398* | *32,120,402* | *32,138,554* |
| **Excluding Merger-Related Expenses and Gain on Sale of Securities*** | | | | | |
| Reported pretax income (loss) | $ (1,819) | $ (1,913) | $ 2,548 | $ 929 | $ 1,079 |
| Plus: merger-related expenses | 496 | 2,609 | 930 | 434 | 1,364 |
| Less: gain on sale of securities | - | - | - | (489) | (989) |
| Pretax income (loss) | (1,323) | 696 | 3,478 | 874 | 1,454 |
| Tax expense (benefit) | (501) | 264 | 1,118 | 281 | 467 |
| Net income (loss) | $ (822) | $ 432 | $ 2,360 | $ 593 | $ 987 |
| Net income (loss) per share | $ (0.03) | $ 0.01 | $ 0.07 | $ 0.02 | $ 0.03 |
| *Estimated tax rate* | *37.90%* | *37.90%* | *32.15%* | *32.15%* | *32.15%* |

- Net income of $620,000, or $0.02 per share, in 2012Q3
  - Compares to net income of $678,000, or $0.02 per share, in 2012Q2
  - Compares to net loss of $1.4 million, or $0.05 per share, in 2011Q3
- Net income excluding merger-related expenses and gain on sale of securities* of $987,000, or $0.03 per share, in 2012Q3
  - Increase of $394,000 (66%) from $593,000, or $0.02 per share, in 2012Q2
  - Compares to net loss of $822,000, or $0.03 per share, in 2011Q3
- Improvement in 2012Q3 results driven by lower provision for loan losses and higher noninterest income

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)*
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

*Financial Review:*

# Net Interest Income

PARKSTERLING

**Three Month Results**

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| **Average Balance** | | | | | |
| Loans, with fees (including LHFS) | $ 368,670 | $ 628,139 | $ 746,433 | $ 729,156 | $ 719,397 |
| Investment securities | 136,624 | 182,963 | 240,801 | 234,811 | 219,926 |
| Other earning assets | 65,427 | 33,582 | 26,434 | 48,612 | 59,346 |
| Total earning assets | 570,721 | 844,684 | 1,013,668 | 1,012,579 | 998,669 |
| Interest bearing deposits | 354,899 | 570,743 | 706,205 | 689,810 | 669,366 |
| Borrowed funds | 28,418 | 56,620 | 73,161 | 68,685 | 68,883 |
| Total interest-bearing liabilities | 383,317 | 627,363 | 779,366 | 758,495 | 738,249 |
| **Interest Income (Expense)** **(non-tax equivalent basis)** | | | | | |
| Loans, with fees | $ 4,283 | $ 8,285 | $ 12,111 | $ 10,416 | $ 10,346 |
| Investment income | 862 | 1,021 | 1,269 | 1,182 | 1,035 |
| Other income | 66 | 35 | 18 | 44 | 50 |
| Total interest income | 5,211 | 9,341 | 13,398 | 11,642 | 11,431 |
| Interest expense - deposits | (1,026) | (1,106) | (1,148) | (1,052) | (971) |
| Interest expense - borrowed funds | (331) | (422) | (530) | (489) | (489) |
| Total interest expense | (1,357) | (1,528) | (1,678) | (1,541) | (1,460) |
| Net interest income | $ 3,854 | $ 7,813 | $ 11,720 | $ 10,101 | $ 9,971 |
| **Average Yield and Rate** **(non-tax equivalent basis)** | | | | | |
| Loans, with fees | 4.61% | 5.23% | 6.53% | 5.75% | 5.72% |
| Investments | 2.50% | 2.21% | 2.12% | 2.02% | 1.87% |
| Other earning assets | 0.40% | 0.41% | 0.27% | 0.36% | 0.34% |
| Total earning assets | 3.62% | 4.39% | 5.32% | 4.62% | 4.55% |
| Interest bearing deposits | -1.15% | -0.77% | -0.65% | -0.61% | -0.58% |
| Borrowed funds | -4.62% | -2.96% | -2.91% | -2.86% | -2.82% |
| Total interest-bearing liabilities | -1.40% | -0.97% | -0.87% | -0.82% | -0.79% |
| Net interest spread | 2.22% | 3.42% | 4.45% | 3.81% | 3.77% |
| Net interest margin | 2.68% | 3.67% | 4.65% | 4.01% | 3.97% |
| NIM excluding accelerated mark accretion* | 2.68% | 3.67% | 4.07% | 3.90% | 3.98% |

- Net interest income decreased $129,000 (1%) in 2012Q3 to $10.0 million
- Average earning assets decreased $13.9 million (1%) in 2012Q3 to $998.7 million
  - Average loans decreased $9.8 million (1%) to $719.4 million
  - Average investments decreased $14.9 million (6%) to $219.9 million
  - Average other earning assets increased $10.7 million (22%) to $59.3 million
- Net interest margin decreased 4 basis points in 2012Q3 to 3.97%
  - Average cost of funds decreased 3 basis points in 2012Q3 to 0.79%
- Net interest margin, excluding accelerated mark accretion*, increased 8 basis points in 2012Q3 to 3.98%
  - Driven by normal accretion and improved cost of funds

*(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)*
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

*Financial Review:*

# Noninterest Income

PARKSTERLING

## *Three Month Results*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| **Noninterest Income** | | | | | |
| Service charges on deposit accts | $ 23 | $ 241 | $ 314 | $ 299 | $ 324 |
| Income from fiduciary activities | - | 418 | 540 | 555 | 605 |
| Fees and commissions from brokerage | - | 29 | 59 | 106 | 61 |
| Gain on sale of securities available for sale | - | - | - | 489 | 989 |
| Mortgage banking income | - | 297 | 461 | 540 | 662 |
| Income from bank-owned life insurance | 52 | 213 | 259 | 260 | 294 |
| Other noninterest income | 36 | 222 | 322 | 343 | 383 |
| Total noninterest income | $ 111 | $ 1,420 | $ 1,955 | $ 2,592 | $ 3,318 |
| **Excluding Gain on Sale of Securities*** | | | | | |
| Total noninterest income | $ 111 | $ 1,420 | $ 1,955 | $ 2,592 | $ 3,318 |
| Less: gain on sale of securities | - | - | - | (489) | (989) |
| Noninterest income | $ 111 | $ 1,420 | $ 1,955 | $ 2,103 | $ 2,329 |
| **Memo Items** | | | | | |
| Discretionary assets held | $ - | $ 232,634 | $ 242,128 | 235,148 | 248,997 |
| Non-discretionary assets held | - | 409,722 | 432,341 | 434,522 | 465,742 |
| Total wealth management assets | $ - | $ 642,356 | $ 674,469 | $ 669,670 | $ 714,739 |
| Mortagage banking production (includes residential construction-perm product) | $ - | $ 20,379 | $ 20,351 | $ 21,131 | $ 27,089 |

- Noninterest income increased $726,000 (28%) in 2012Q3 to $3.3 million
  - Gain on sale of securities increased $500,000 (102%) to $1.0 million, which partially offset merger-related expenses of $1.4 million
- Noninterest income, excluding gain on sale of securities*, increased $226,000 (11%) in 2012Q3 to $2.3 million
  - Service charges on deposit accounts increased $25,000 (8%)
  - Income from fiduciary activities increased $50,000 (9%)
  - Mortgage banking income increased $122,000 (23%)

*(Unaudited; $ in thousands)*

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

# Noninterest Expenses

PARKSTERLING

## *Three Month Results*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| **Noninterest Expenses** | | | | | |
| Salaries and employee benefits | $ 3,051 | $ 6,245 | $ 6,124 | $ 5,882 | $ 6,297 |
| Occupancy and equipment | 369 | 662 | 820 | 860 | 928 |
| Advertising and promotion | 115 | 132 | 161 | 108 | 144 |
| Legal and professional fees | 721 | 505 | 312 | 603 | 1,198 |
| Deposit charges and FDIC insurance | 134 | 116 | 291 | 270 | 261 |
| Data processing and service fees | 142 | 402 | 1,349 | 752 | 784 |
| Communication fees | 51 | 119 | 232 | 196 | 198 |
| Postage and supplies | 58 | 279 | 196 | 125 | 110 |
| Core deposit intangible amortization | - | 68 | 102 | 102 | 102 |
| Net cost of operation of OREO | 101 | 400 | 522 | 809 | 964 |
| Loan and collection expense | 180 | 255 | 244 | 295 | 434 |
| Other noninterest expense | 294 | 853 | 650 | 861 | 783 |
| Total noninterest expenses | $ 5,216 | $ 10,036 | $ 11,003 | $ 10,863 | $ 12,203 |
| **Memo Items** | | | | | |
| Holding co. formation and other | $ 50 | $ - | $ - | $ - | $ - |
| Employee relocation | 122 | - | - | - | - |
| Reversal of incentive comp. accrual | - | (367) | - | - | - |
| Merger-related expense | 496 | 2,609 | 930 | 434 | 1,364 |
| Adjusted noninterest expenses* | $ 4,548 | $ 7,794 | $ 10,073 | $ 10,429 | $ 10,839 |
| Stock expense (non-cash) | $ 478 | $ 483 | $ 483 | $ 508 | $ 508 |
| FTE headcount | 82 | 263 | 267 | 269 | 271 |

- Noninterest expense increased $1.3 million (12%) in 2012Q3 to $12.2 million
  - Merger-related expenses increased $930,000 (214%), due primarily to merger with Citizens South
- Adjusted noninterest expenses* increased $410,000 (4%) from 2012Q1 to $10.8 million in 2012Q3
  - Net cost of operation of OREO increased $155,000 (19%)
  - Loan and collection expense increased $139,000 (47%)

*(Unaudited; $ in thousands)*
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

# Acquired Loan Accounting

PARKSTERLING

## *Acquired Loan Accounting*

| | At Closing (11-01-2011) | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| **Acquired Loans** | | | | | |
| Performing acquired loans | $ 321,221 | $ 310,781 | $ 294,300 | $ 270,461 | $ 254,180 |
| Less: remaining FMV adjustments | (11,503) | (11,099) | (9,126) | (8,357) | (7,913) |
| Performing acquired loans, net | 309,718 | 299,682 | 285,174 | 262,104 | 246,267 |
| Purchase Credit Impaired (PCI) loans | 103,785 | 87,865 | 78,674 | 63,952 | 56,422 |
| Less: remaining FMV adjustments | (32,511) | (24,047) | (22,831) | (15,907) | (13,599) |
| PCI loans, net | 71,274 | 63,818 | 55,843 | 48,045 | 42,823 |
| Total acquired loans, net | $ 380,992 | $ 363,500 | $ 341,017 | $ 310,149 | $ 289,090 |
| **Purchase Credit Impaired (PCI) Loans** | | | | | |
| Accretion to interest income | | $ 160 | $ 1,216 | $ 1,022 | $ 1,302 |
| Reclassification to accretable difference | | - | - | 5,077 | 4,298 |
| Period end accretable difference | | 14,264 | 12,778 | 16,437 | 18,423 |

- Remain comfortable with adequacy of original FMV acquisition accounting adjustments for acquired loans
  - Remaining acquired performing FMV adjustment of $7.9 million, or 3.11% of total acquired performing loans
  - Remaining PCI FMV adjustment of $13.6 million, or 24.10% of total PCI loans
- Period end accretable difference increased $1.9 million (12%) in 2012Q3 to $18.4 million
  - 2012Q3 includes reclassification of $4.3 million to accretable difference
  - Follows 2012Q2 reclassification of $5.1 million to accretable difference

*(Unaudited; $ in thousands)*

# Balance Sheet Profile

PARKSTERLING

## *Period-End Balance Sheet Composition*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Cash and equivalents | $ 56,568 | $ 28,542 | $ 53,668 | $ 75,148 | $ 106,536 |
| Investments | 130,667 | 210,146 | 232,464 | 222,221 | 186,602 |
| Loans held for sale | 1,559 | 6,254 | 8,055 | 5,331 | 6,095 |
| Total loans | 367,412 | 759,286 | 727,862 | 712,506 | 708,283 |
| Allowance for loan losses | (9,833) | (10,154) | (9,556) | (9,431) | (9,207) |
| Bank-owned life insurance | 8,052 | 26,223 | 26,456 | 26,689 | 26,945 |
| OREO | 5,691 | 14,403 | 16,674 | 14,744 | 13,028 |
| Goodwill and intangibles | - | 4,644 | 4,569 | 4,439 | 4,337 |
| Other assets | 22,267 | 73,878 | 70,559 | 67,472 | 67,569 |
| Total assets | $ 582,383 | $1,113,222 | $1,130,751 | $1,119,119 | $1,110,188 |
| Noninterest bearing deposits | $ 42,890 | $ 142,652 | $ 148,929 | $ 158,838 | $ 165,899 |
| Interest bearing deposits | 332,102 | 703,985 | 707,508 | 683,196 | 665,776 |
| Total borrowings | 27,978 | 62,061 | 68,248 | 69,172 | 68,727 |
| Other liabilities | 4,796 | 14,470 | 13,250 | 13,727 | 13,982 |
| Total liabilities | 407,766 | 923,168 | 937,935 | 924,933 | 914,384 |
| Shareholders' equity | 174,617 | 190,054 | 192,816 | 194,186 | 195,804 |
| Total liabilities and shareholder's equity | $ 582,383 | $1,113,222 | $1,130,751 | $1,119,119 | $1,110,188 |
| Tangible book value per share* | $ 6.22 | $ 5.78 | $ 5.87 | $ 5.90 | $ 5.96 |
| *Period end dilutive shares* | *28,051,098* | *32,075,367* | *32,075,398* | *32,138,402* | *32,138,554* |
| **Memo Items** | | | | | |
| Non-acquired loans | $ 367,412 | $ 395,786 | $ 386,845 | $ 402,357 | $ 419,193 |
| Acquired performing loans | - | 299,682 | 285,174 | 262,104 | 246,267 |
| Acquired PCI loans | - | 63,818 | 55,843 | 48,045 | 42,823 |
| Total loans | $ 367,412 | $ 759,286 | $ 727,862 | $ 712,506 | $ 708,283 |
| Tangible common equity to tangible assets* | 29.98% | 16.73% | 16.72% | 17.02% | 17.31% |

- Total assets decreased $8.9 million (1%) in 2012Q3 to $1.1 billion
  - Total loans decreased $4.2 million (1%); $16.8 million (4%) increase in non-acquired loans offset by $21.1 million (7%) decrease in acquired loans
- Total deposits decreased $10.4 million (1%) in 2012Q3 to $831.7 million
  - Noninterest bearing increased $7.1 million (4%)
  - Time deposits decreased $26.6 million (8%)
- Shareholders' equity increased $1.6 million (1%) in 2012Q3 to $195.8 million
  - Tangible book value per share* increased to $5.96
  - Tangible common equity to tangible assets* increased to 17.31%

*(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)*
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

# Loan Mix

PARKSTERLING

## *Period-End Loan Mix*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Commercial and industrial (C&I) | $ 44,939 | $ 80,746 | $ 72,094 | $ 67,821 | $ 70,155 |
| CRE - Owner-occupied | 71,549 | 169,663 | 166,064 | 161,467 | 161,360 |
| CRE - Investor owned | 108,558 | 194,460 | 193,641 | 197,368 | 206,808 |
| Acquisition, construction and development | 51,522 | 92,349 | 87,065 | 86,612 | 81,027 |
| Other commercial | 3,193 | 15,658 | 13,518 | 13,486 | 13,059 |
| Total commercial loans | 279,761 | 552,876 | 532,382 | 526,754 | 532,409 |
| Residential mortgage | 19,816 | 79,512 | 75,377 | 66,876 | 58,062 |
| Home equity lines of credit | 56,787 | 90,408 | 86,029 | 83,661 | 82,690 |
| Residential construction | 4,787 | 25,126 | 24,670 | 25,559 | 25,872 |
| Other loans to individuals | 6,530 | 11,496 | 9,635 | 10,119 | 9,839 |
| Total consumer loans | 87,920 | 206,542 | 195,711 | 186,215 | 176,463 |
| Deferred fees | (269) | (371) | (231) | (463) | (589) |
| Total loans | $ 367,412 | $ 759,047 | $ 727,862 | $ 712,506 | $ 708,283 |
| C&I and Owner-occupied | 31.7% | 33.0% | 32.7% | 32.2% | 32.7% |
| CRE - Investor owned | 29.5% | 25.6% | 26.6% | 27.7% | 29.2% |
| Acquisition, construction and development | 14.0% | 12.2% | 12.0% | 12.2% | 11.4% |
| Other commercial | 0.9% | 2.1% | 1.9% | 1.9% | 1.8% |
| Total commercial loans | 76.1% | 72.8% | 73.1% | 73.9% | 75.1% |
| Residential mortgage | 5.4% | 10.5% | 10.4% | 9.4% | 8.2% |
| Home equity lines of credit | 15.5% | 11.9% | 11.8% | 11.7% | 11.7% |
| Residential construction | 1.3% | 3.3% | 3.4% | 3.6% | 3.7% |
| Other loans to individuals | 1.8% | 1.5% | 1.3% | 1.4% | 1.4% |
| Total consumer loans | 23.9% | 27.2% | 26.9% | 26.1% | 24.9% |
| **Memo Items** | | | | | |
| Total acquired loans | $ - | $ 363,500 | $ 341,017 | $ 310,149 | $ 289,090 |
| Total acquired loans as % of total loans | 0.0% | 47.9% | 46.9% | 43.5% | 40.8% |

- Loan mix shifted during 2012Q3, in large part due to refinancing activity in residential mortgage portfolio
  - Combined C&I and Owner-occupied increased $2.2 million (1%); represents 32.7% of total loans
  - CRE-Investor owned increased $9.4 million (5%); represents 29.2% of total loans
  - A,C&D decreased $5.6 million (6%); represents 11.4% of total loans
  - Residential mortgage decreased $8.8 million (13%); represents 8.2% of total loans

*(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)*

# Deposit Mix

PARKSTERLING

## *Period-End Deposit Mix*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Noninterest bearing DDA | $ 42,890 | $ 142,652 | $ 148,929 | $ 158,838 | $ 165,899 |
| MMDA, NOW and savings accounts | 120,017 | 333,968 | 329,633 | 332,648 | 341,788 |
| Time deposits < $250,000 | 104,460 | 216,256 | 199,072 | 186,140 | 172,213 |
| Time deposits > $250,000 | 22,281 | 30,643 | 25,356 | 23,860 | 20,205 |
| Brokered deposits | 85,344 | 123,118 | 153,447 | 140,548 | 131,570 |
| Total deposits | $ 374,992 | $ 846,637 | $ 856,437 | $ 842,034 | $ 831,675 |
| Noninterest bearing DDA | 11.4% | 16.8% | 17.4% | 18.9% | 19.9% |
| MMDA, NOW and savings accounts | 32.0% | 39.4% | 38.5% | 39.5% | 41.1% |
| Time deposits < $250,000 | 27.9% | 25.5% | 23.2% | 22.1% | 20.7% |
| Time deposits > $250,000 | 5.9% | 3.6% | 3.0% | 2.8% | 2.4% |
| Brokered deposits | 22.8% | 14.5% | 17.9% | 16.7% | 15.8% |
| Total deposits | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% |
| Memo Items | | | | | |
| Core deposits[1] | $ 267,367 | $ 692,876 | $ 677,634 | $ 677,626 | $ 679,900 |
| % of total deposits | 71.3% | 81.8% | 79.1% | 80.5% | 81.8% |
| Cost of interest bearing deposits | 1.15% | 0.77% | 0.65% | 0.61% | 0.58% |

- Deposit mix continued to improve in 2012Q3
  - Noninterest bearing deposits increased $7.1 million (4%); represent 19.9% of total deposits
  - MMDA, NOW and savings increased $9.1 million (3%); represent 41.1% of total deposits
  - Time deposits decreased $26.6 million (8%)
    - Brokered deposits decreased $9.0 million (6%); represent 15.8% of total deposits
- Core deposits[(1)] increased $2.3 million in (0%) 2012Q3
  - Represent 81.8% of total deposits
- Cost of interest bearing deposits decreased 3 basis points in 2012Q3 to 0.58%

*(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)*
*(1) Core deposits exclude brokered deposits and time deposits > $250,000.*

*Financial Review:*

# Capital and Liquidity Ratios Remain Strong

PARKSTERLING

## Tier 1 Leverage Ratio (%)



30.00
25.00
20.00
15.00
10.00
5.00
-
27.17
17.77
14.77
14.92
15.39
10.59 10.16 7.90
10.73 10.21 8.59
11.31 10.32 8.80
11.04 10.31 9.13
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB

## Noninterest Bearing Deposits/Total Deposits (%)



25.00
20.00
15.00
10.00
5.00
-
11.44
16.85
17.39
18.86
19.95
16.01 12.80 11.44
16.55 13.37 12.15
17.17 14.53 13.25
18.37 14.69 13.26
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB

## Tangible Common Equity* / Tangible Assets* (%)



35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
29.98
16.74
16.72
17.02
17.31
8.05 7.18 5.53
8.59 7.33 5.35
8.72 7.72 5.53
8.43 7.79 5.76
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB

## On-Hand Liquidity#/Liabilities (%)



45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
40.97
18.53
23.79
25.52
22.02
20.58 14.30 9.51
17.50 13.95 10.91
18.27 15.64 9.66
19.81 15.35 10.55
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB

*Source: SNL and PSTB internal data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

*Peer group percentiles include publicly-held depository institutions identified in Appendix.*

# Asset Quality Continues to Improve

PARKSTERLING

## *Loan Mix by Grade* (1)

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Pass Grade | $ 314,139 | $ 708,253 | $ 674,367 | $ 669,984 | $ 673,023 |
| Special Mention | 20,018 | 17,661 | 16,664 | 16,832 | 17,769 |
| Classified | 33,524 | 33,504 | 37,062 | 26,153 | 18,080 |
| Gross loans | $ 367,681 | $ 759,418 | $ 728,093 | $ 712,969 | $ 708,872 |
| Pass Grade | 85.4% | 93.3% | 92.6% | 94.0% | 94.9% |
| Special Mention | 5.5% | 2.3% | 2.3% | 2.3% | 2.5% |
| Classified | 9.1% | 4.4% | 5.1% | 3.7% | 2.6% |
| Gross loans | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% |

## *Asset Quality Measures*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Nonaccrual loans | $ 19,448 | $ 16,256 | $ 17,703 | $ 16,757 | $ 9,792 |
| Troubled debt restructurings | 2,001 | 3,972 | 3,451 | 3,428 | 7,390 |
| Loans 90+-days past due, and still accruing | - | - | 698 | 131 | 164 |
| Nonperforming loans | 21,449 | 20,228 | 21,852 | 20,316 | 17,346 |
| Nonaccrual loans held for sale | 1,559 | 1,560 | - | - | - |
| OREO | 5,691 | 14,403 | 16,674 | 14,744 | 13,028 |
| Nonperforming assets | $ 28,699 | $ 36,191 | $ 38,526 | $ 35,060 | $ 30,374 |
| Nonperforming loans to total loans (%) | 5.84% | 2.66% | 3.00% | 2.85% | 2.45% |
| Nonperforming assets to total assets (%) | 4.93% | 3.25% | 3.41% | 3.13% | 2.74% |
| Net charge-offs | $ 2,012 | $ 789 | $ 721 | $ 1,024 | $ 231 |
| Annualized net charge-offs to average loans (%) | 2.19% | 0.51% | 0.39% | 0.56% | 0.13% |
| Loans 30-89 days past due | $ 1,474 | $ 3,325 | $ 1,506 | $ 1,066 | $ 1,601 |
| Loans 30-89 days past due to total loans (%) | 0.40% | 0.44% | 0.21% | 0.15% | 0.23% |

## *OREO Roll-forward Analysis*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| Beginning OREO | $ 3,470 | $ 5,691 | $ 14,403 | $ 16,674 | $ 14,744 |
| Additions | 3,269 | 3,554 | 4,401 | 1,778 | 1,286 |
| Acquired OREO | - | 8,420 | - | - | - |
| Write-downs | (73) | (338) | (248) | (793) | (755) |
| Sales | (975) | (2,924) | (1,882) | (2,914) | (2,247) |
| Ending OREO | $ 5,691 | $ 14,403 | $ 16,674 | $ 14,744 | $ 13,028 |

- Asset quality continued to improve in 2012Q3
  - Loan mix by percentage of total loans
    - Pass grade increased to 94.9%
    - Special Mention increased to 2.5%
    - Classified decreased to 2.6%
  - Nonperforming loans decreased $3.0 million (15%) to 2.45% of total loans
    - Troubled debt restructurings increased $4.0 million (116%)
  - Nonperforming assets decreased $4.7 million (13%) to 2.74% of total assets
  - Annualized net charge-offs decreased to 0.13% of total loans
  - OREO decreased $1.7 million (12%) as sales outpaced additions
- Remain comfortable with trends and performance of both non-acquired and acquired loan portfolios

*(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)*
*(1) Loans exclude deferred fees*

*Asset Quality:*

# Allowance for Loan Losses

PARKSTERLING

## *Allowance for Loan Losses*

| | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|
| ***Three Months and Period Ended*** | | | | | |
| Beginning balance | $ 11,277 | $ 9,833 | $ 10,154 | $ 9,556 | $ 9,431 |
| Provision expense | 568 | 1,110 | 123 | 899 | 7 |
| Charge-offs | (2,113) | (1,295) | (828) | (1,262) | (1,102) |
| Recoveries | 101 | 506 | 107 | 238 | 871 |
| Ending Balance | $ 9,833 | $ 10,154 | $ 9,556 | $ 9,431 | $ 9,207 |
| ***Components of Allowance*** | | | | | |
| Quantitative ("FAS 5") | $ 7,048 | $ 8,162 | $ 8,199 | $ 7,427 | $ 7,730 |
| Qualitative ("FAS 5") | 1,740 | 964 | 142 | 633 | 663 |
| Specific ("FAS 114") | 1,045 | 1,028 | 1,215 | 1,117 | 523 |
| PCI loan impairments ("SOP 03-3") | - | - | - | 255 | 291 |
| Ending Balance | $ 9,833 | $ 10,154 | $ 9,556 | $ 9,431 | $ 9,207 |
| ***Memo Items*** | | | | | |
| Net charge-offs | $ 2,012 | $ 789 | $ 721 | $ 1,024 | $ 231 |
| Annualized NCOs (%) | 2.19% | 0.51% | 0.39% | 0.56% | 0.13% |
| Total loans | $ 367,412 | $ 759,047 | $ 727,862 | $ 712,506 | $ 708,823 |
| ALLL to total loans (%) | 2.68% | 1.34% | 1.31% | 1.32% | 1.30% |
| Non-acquired loans | $ 367,412 | $ 395,547 | $ 386,845 | $ 402,357 | $ 419,193 |
| Allowance (excluding allowance from acquired loans) | 9,833 | 10,154 | 9,556 | 8,981 | 8,721 |
| Adjusted ALLL to non-acquired loans (%)* | 2.68% | 2.57% | 2.47% | 2.23% | 2.08% |

- Allowance for loan losses decreased $224,000 (2%) in 2012Q3 to $9.2 million
  - Represents 1.30% of total loans, including $195,000 specific allowance related to performing acquired loan and $291,000 component related to impairment of PCI loan pool
  - Allowance represented 2.08% of non-acquired loans (excluding allowance related to acquired loans)*
- Net charge-offs decreased $793,000 (77%) in 2012Q3 to $231,000
  - Represents 0.13% of average loans (annualized), compared to 0.56% in 2012Q2

*(Unaudited; 2011Q4 derived from audited financial statements; $ in thousands)*
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Asset Quality:

# Remain in Top Quartile of Peer Group

PARKSTERLING

## NPLs to Total Loans (%)



9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
5.84
2.66
3.00
2.85
2.45
8.01 5.81 3.03
5.75 5.46 2.62
6.31 4.61 2.34
6.19 4.54 2.78
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB per SNL

## NPAs to Total Assets (%)



9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
4.93
3.25
3.41
3.13
2.74
7.92 4.66 3.94
7.98 4.25 3.14
7.06 4.21 2.97
5.79 4.06 2.94
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB

## Allowance for Loan Losses (%)



3.00
2.50
2.00
1.50
1.00
0.50
-
2.68
2.57
2.47
2.23
2.08
1.34
1.31
1.32
1.30
2.66 2.26 1.55
2.46 1.87 1.37
2.47 2.12 1.43
2.42 2.06 1.35
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB - Total
PSTB - Nonacquired*

## Annualized NCOs to Average Loans (%)



2.50
2.00
1.50
1.00
0.50
-
2.19
0.51
0.39
0.56
0.13
1.88 1.21 0.70
1.64 1.03 0.50
1.51 1.28 0.42
1.73 0.98 0.51
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
75th %
50th %
25th %
PSTB per SNL

*Source: SNL and company data*

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

*Peer group percentiles include publicly-held depository institutions identified in Appendix.*

# Closing Comments

PARKSTERLING

***Strong Financial Results***

- Third quarter financial results included
  - Improved profitability
  - Improved asset quality (top quartile within peer group)
  - Continued strength in capital and liquidity ratios (top quartile within peer group)

***Strong Strategic Results***

- Third quarter strategic results included
  - Completed merger with Citizens South and introduced new brand strategy
  - Integration on schedule to deliver strategic and financial objectives
  - Enhancing non-interest income through new product capabilities
  - Enhancing loan growth through existing *de novo* offices

***Share Repurchase Authorization***

- Announced new 2.2 million share (5%) repurchase authorization
  - Positions Park Sterling to take advantage of share-enhancing repurchase opportunities
  - Reflects confidence in financial position and growth outlook

***Outlook for M&A Activity***

- Continue to cultivate strategic partnerships to help build a regional community bank
  - Near-term focus remains on successful integration of Citizens South
  - Remain focused on the Carolinas and Virginia
  - May consider fill-in partnerships within existing footprint (< $500 million total assets)
  - May consider specialty finance companies to enhance product capabilities

PARKSTERLING

*Appendix:*

# Reconciliation of Non-GAAP Measures

PARKSTERLING

**PARK STERLING CORPORATION**
**RECONCILIATION OF NON-GAAP MEASURES**
($ in thousands, except per share amounts)

| | September 30, 2012 (Unaudited) | June 30, 2012 (Unaudited) | March 31, 2012 (Unaudited) | December 31, 2011 (Unaudited) | September 30, 2011 (Unaudited) |
|---|---|---|---|---|---|
| **Net income excluding merger-related expenses and gain on sale of securities** | | | | | |
| Pretax income (loss) | $ 1,079 | $ 929 | $ 2,548 | $ (1,913) | $ (1,819) |
| Plus: merger-related expenses | 1,364 | 434 | 930 | 2,609 | 496 |
| Less: gain on sale of securities | (989) | (489) | - | - | - |
| Pretax income (loss) | 1,454 | 874 | 3,478 | 696 | (1,323) |
| Tax expense (benefit) | 467 | 281 | 1,118 | 264 | (501) |
| Net income excluding merger-related expenses and gain on sale | $ 987 | $ 593 | $ 2,360 | $ 432 | $ (822) |
| Divided by: weighted average diluted shares | 32,138,554 | 32,120,402 | 32,075,398 | 30,719,363 | 28,051,098 |
| Net income per share excluding merger-related expenses and gain on sale | $ 0.03 | $ 0.02 | $ 0.07 | $ 0.01 | $ (0.03) |
| *Estimated tax rate* | *32.15%* | *32.15%* | *32.15%* | *37.90%* | *37.90%* |
| **Tangible common equity to tangible assets** | | | | | |
| Total assets | $ 1,110,188 | $ 1,119,119 | $ 1,130,751 | $ 1,113,222 | $ 582,383 |
| Less: intangible assets | 4,337 | 4,439 | 4,569 | 4,644 | - |
| Tangible assets | $ 1,105,851 | $ 1,114,680 | $ 1,126,182 | $ 1,108,578 | $ 582,383 |
| Total common equity | $ 195,804 | $ 194,186 | $ 192,816 | $ 190,054 | $ 174,617 |
| Less: intangible assets | 4,337 | 4,439 | 4,569 | 4,644 | - |
| Tangible common equity | $ 191,467 | $ 189,747 | $ 188,247 | $ 185,410 | $ 174,617 |
| Tangible common equity | $ 191,467 | $ 189,747 | $ 188,247 | $ 185,410 | $ 174,617 |
| Divided by: tangible assets | $ 1,105,851 | $ 1,114,680 | $ 1,126,182 | $ 1,108,578 | $ 582,383 |
| Tangible common equity to tangible assets | 17.31% | 17.02% | 16.72% | 16.73% | 29.98% |
| **Estimated pro forma combined balance sheet measures** | | | | | |
| Pro forma issued and outstanding shares | 44,565,406 | | | | |
| Add: dilutive stock options | 187 | | | | |
| Deduct: nondilutive restricted awards | (568,260) | | | | |
| Pro forma period end dilutive shares | 43,995,780 | | | | |
| Pro forma total assets | $ 2,043,025 | | | | |
| Less: pro forma intangible assets | (25,126) | | | | |
| Pro forma tangible assets | $ 2,017,899 | | | | |
| Pro forma common equity | $ 254,386 | | | | |
| Less: pro forma intangible assets | (25,126) | | | | |
| Pro forma tangible common equity | $ 229,260 | | | | |
| Pro forma tangible common equity | $ 229,260 | | | | |
| Divided by: period end dilutive shares | 43,995,780 | | | | |
| Pro forma tangible common book value per share | $ 5.21 | | | | |
| Pro forma tangible common equity | $ 229,260 | | | | |
| Divided by: pro forma tangible assets | $ 2,017,899 | | | | |
| Tangible common equity to tangible assets | 11.36% | | | | |

**Non-GAAP Measures**

Tangible assets, tangible common equity, tangible book value, net income (loss) excluding merger-related expenses and gain on sale of securities, net interest margin excluding the effects of accelerated mark accretion, adjusted noninterest expenses, asset quality measures excluding the effects of acquired loans, and related ratios and per share measures, as used throughout this presentation, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; asset quality measures excluding the effects of acquired loans to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and net income (loss) excluding merger-related expenses and gain on sale of securities, adjusted noninterest expenses, and net interest margin excluding the effects of accelerated mark accretion to evaluate core earnings (loss).

*(Unaudited; $ in thousands, except per share amounts)*

*Appendix:*

# Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

| | September 30, 2012 (Unaudited) | June 30, 2012 (Unaudited) | March 31, 2012 (Unaudited) | December 31, 2011 (Unaudited) | September 30, 2011 (Unaudited) |
|---|---|---|---|---|---|
| **Tangible book value per share** | | | | | |
| Issued and outstanding shares | 32,706,627 | 32,706,627 | 32,643,627 | 32,643,627 | 28,619,358 |
| Add: dilutive stock options | 187 | 35 | 31 | - | - |
| Deduct: nondilutive restricted awards | 568,260 | 568,260 | 568,260 | 568,260 | 568,260 |
| Period end dilutive shares | 32,138,554 | 32,138,402 | 32,075,398 | 32,075,367 | 28,051,098 |
| | | | | | |
| Tangible common equity | $ 191,467 | $ 189,747 | $ 188,247 | $ 185,410 | $ 174,617 |
| Divided by: period end dilutive shares | 32,138,554 | 32,138,402 | 32,075,398 | 32,075,367 | 28,051,098 |
| Tangible common book value per share | $ 5.96 | $ 5.90 | $ 5.87 | $ 5.78 | $ 6.22 |
| | | | | | |
| **Net interest margin excluding accelerated mark accretion** | | | | | |
| Net interest income | $ 9,971 | $ 10,099 | $ 11,719 | $ 7,813 | $ 3,854 |
| Less: accelerated mark accretion | 17 | (277) | (1,469) | - | - |
| Net interest income excluding accelerated mark accretion | 9,988 | 9,822 | 10,250 | 7,813 | 3,854 |
| Divided by: average earning assets | 998,669 | 1,012,579 | 1,013,688 | 844,684 | 570,720 |
| Mutliplied by: annualization factor | 3.98 | 4.02 | 4.02 | 3.97 | 3.97 |
| Net interest margin excluding accelerated mark accretion | 3.98% | 3.90% | 4.07% | 3.67% | 2.68% |
| | | | | | |
| **Noninterest income excluding gain on sale of securities** | | | | | |
| Noninterest income | $ 3,318 | $ 2,592 | $ 1,955 | $ 1,420 | $ 111 |
| Less: gain on sale of securities | (989) | (489) | - | - | - |
| Noninterest income excluding gain on sale of securities | $ 2,329 | $ 2,103 | $ 1,955 | $ 1,420 | $ 111 |
| | | | | | |
| **Noninterest expense excluding merger-related expenses** | | | | | |
| Noninterest expense | $ 12,203 | $ 10,863 | $ 11,003 | $ 10,036 | $ 5,216 |
| Less: merger-related expenses | (1,364) | (434) | (930) | (2,609) | (496) |
| Noninterest expense excluding merger-related expenses | 10,839 | 10,429 | 10,073 | 7,427 | 4,720 |
| | | | | | |
| **Allowance measures excluding acquired loans** | | | | | |
| Total loans | $ 708,283 | $ 712,506 | $ 727,862 | $ 759,047 | $ 367,412 |
| Less: loans acquired with Community Capital | (289,090) | (310,149) | (341,017) | (363,500) | - |
| Loans excluding acquired loans | $ 419,193 | $ 402,357 | $ 386,845 | $ 395,547 | $ 367,412 |
| | | | | | |
| Allowance for loan losses | $ 9,207 | $ 9,431 | $ 9,556 | $ 10,154 | $ 9,833 |
| Less: allowance related to acquired loans | (486) | (450) | - | - | - |
| Allowance for loan losses excluding acquired loans | $ 8,721 | $ 8,981 | $ 9,556 | $ 10,154 | $ 9,833 |
| Divided by: loans excluding acquired loans | 419,193 | 402,357 | 386,845 | 395,547 | 367,412 |
| Allowance for loan losses to loans excluding acquisition | 2.08% | 2.23% | 2.47% | 2.57% | 2.68% |

**Special Note:** As contemplated during the 2010 public offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

*(Unaudited; $ in thousands, except per share amounts)*

*Appendix:*

# Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

| | Institution Name | Ticker | Exchange | State | City | Total Assets (Reported) Most Recent Quarter |
|---|---|---|---|---|---|---|
| 1 | American National Bankshares Inc. | AMNB | NASDAQ | VA | Danville | 1,290,892 |
| 2 | Ameris Bancorp | ABCB | NASDAQ | GA | Moultrie | 2,920,311 |
| 3 | BNC Bancorp | BNCN | NASDAQ | NC | High Point | 2,442,815 |
| 4 | Capital Bank Financial Corporation | CBF | NASDAQ | FL | Coral Gables | 6,303,884 |
| 5 | Crescent Financial Bancshares, Inc. | CRFN | NASDAQ | NC | Raleigh | 819,505 |
| 6 | First Bancorp | FBNC | NASDAQ | NC | Troy | 3,328,755 |
| 7 | First Community Bancshares, Inc. | FCBC | NASDAQ | VA | Bluefield | 2,810,321 |
| 8 | First Financial Holdings, Inc. | FFCH | NASDAQ | SC | Charleston | 3,304,174 |
| 9 | FNB United Corp. | FNBN | NASDAQ | NC | Asheboro | 2,301,761 |
| 10 | NewBridge Bancorp | NBBC | NASDAQ | NC | Greensboro | 1,748,436 |
| 11 | Palmetto Bancshares, Inc. | PLMT | NASDAQ | SC | Greenville | 1,180,960 |
| 12 | Peoples Bancorp of North Carolina, Inc. | PEBK | NASDAQ | NC | Newton | 1,035,089 |
| 13 | SCBT Financial Corporation | SCBT | NASDAQ | SC | Columbia | 4,373,269 |
| 14 | TowneBank | TOWN | NASDAQ | VA | Portsmouth | 4,230,993 |
| 15 | United Community Banks, Inc. | UCBI | NASDAQ | GA | Blairsville | 6,737,106 |
| 16 | Yadkin Valley Financial Corporation | YAVY | NASDAQ | NC | Elkin | 1,945,339 |